SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
____________________

Date of Report (Date of earliest event reported): February 28, 2007

THE ALPINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-02249 (Commission File Number)	22-1620387 (I.R.S. Employer Identification Number)

One Meadowlands Plaza East Rutherford, New Jersey (Address of principal executive offices)	07073 (Zip Code)

Registrant’s telephone number, including area code: (201) 549-4400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On February 28, 2007, by mutual agreement of Registrant and such officer, Harold M. Karp resigned as a Senior Vice President of Registrant. Mr. Karp has accepted the position of President and Chief Operating Officer of Wolverine Tube, Inc., an affiliate of Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 6, 2007

THE ALPINE GROUP, INC.

By:	/s/ Stewart H. Wahrsager
Stewart H. Wahrsager
Senior Vice President,
General Counsel & Corporate Secretary